UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2012

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois 60607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Forward-Looking Statements

When used in this Current Report on Form 8-K and in other reports filed with or furnished to the Securities and Exchange Commission, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made.  These statements may relate to MB Financial, Inc.’s future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items.  By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected revenues, cost savings, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the possibility that the expected benefits of the FDIC-assisted transactions we previously completed will not be realized; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans we originate and loans we acquire from other financial institutions; (4) results of examinations by the Office of Comptroller of Currency and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses or write-down assets; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and net interest margin; (7) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (10) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (11) our ability to access cost-effective funding; (12) changes in financial markets; (13) changes in economic conditions in general and in the Chicago metropolitan area in particular; (14) the costs, effects and outcomes of litigation; (15) new legislation or regulatory changes, including but not limited to the Dodd-Frank Wall Street Reform and Consumer Protection Act and regulations adopted thereunder, changes in federal and/or state tax laws or interpretations thereof by taxing authorities, changes in laws, rules or regulations applicable to companies that have participated in the TARP Capital Purchase Program of the U.S. Department of the Treasury and other governmental initiatives affecting the financial services industry; (16) changes in accounting principles, policies or guidelines; (17) our future acquisitions of other depository institutions or lines of business; and (18) future goodwill impairment due to changes in our business, changes in market conditions, or other factors.

MB Financial, Inc. does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Set forth below are investor presentation materials.

2

Mitchell Feiger, President and Chief Executive Officer Jill E. York, Vice President and Chief Financial Officer February 2012 NASDAQ: MBFI Investor Presentation

Forward Looking Statements 1 When used in this presentation and in reports filed with or furnished to the Securities and Exchange Commission, in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected revenues, cost savings, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the possibility that the expected benefits of the FDIC-assisted transactions we previously completed will not be realized; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans we originate and loans we acquire from other financial institutions; (4) results of examinations by the Office of Comptroller of Currency and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses or write-down assets; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and net interest margin; (7) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (10) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (11) our ability to access cost-effective funding; (12) changes in financial markets; (13) changes in economic conditions in general and in the Chicago metropolitan area in particular; (14) the costs, effects and outcomes of litigation; (15) new legislation or regulatory changes, including but not limited to the Dodd-Frank Wall Street Reform and Consumer Protection Act and regulations adopted thereunder, changes in federal and/or state tax laws or interpretations thereof by taxing authorities, changes in laws, rules or regulations applicable to companies that have participated in the TARP Capital Purchase Program of the U.S. Department of the Treasury and other governmental initiatives affecting the financial services industry; (16) changes in accounting principles, policies or guidelines; (17) our future acquisitions of other depository institutions or lines of business; and (18) future goodwill impairment due to changes in our business, changes in market conditions, or other factors. We do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made

Company Highlights

- **Premier middle-market franchise in Chicago MSA**
  - Chicago-based bank with a strong position in affluent DuPage and Cook counties.
  - Strategically located to have access to ~80% of middle-market companies in the Chicago MSA.
- **Strong operating earnings and performance metrics**

	MBFI 2011	Peer Median 2011
Pre-tax, pre-provision operating earnings - fully tax equivalent basis to average assets	1.94%	1.65%
Net interest margin - fully tax equivalent basis	3.90%	3.51%
Cost of funds	0.70%	0.90%
Core operating expenses, net of fees to average assets	1.46%	1.59%

- **Well-positioned for opportunistic acquisitions**
  - Consolidator of six failed banks.
  - Track record of being disciplined acquirer and experienced integrator.
- **Strong liquidity and capital position**

	December 31, 2011	December 31, 2010
Tangible common equity to tangible assets	8.4%	7.5%
Noninterest bearing deposits to total deposits	24.7%	20.7%
Time deposits to total deposits	30.9%	36.6%

- **Improved and improving asset quality**

	December 31, 2011	December 31, 2010
Non-performing loans to total loans	2.2%	5.5%
Non-performing assets to total assets	2.1%	4.2%
Allowance for loan losses to non-performing loans	98.0%	53.0%

- **Strong and experienced management team**

Source: Company filings, SNL Financial
Note: Chicago peers consist of banks headquartered in Chicago MSA with assets between $1.9bn and $16.0bn in 2011 and include: First Midwest, Old Second, PrivateBancorp, Taylor Capital, Wintrust

2

MB Financial is a leading commercial bank serving the Chicago market 3 Provides the majority of the funding for commercial lending business Provides 58% of deposits Provides 14% of loans High percentage of core funding Low reliance on CDs Focused on low-cost deposits, deposit service fees, and business banking, and card services Retail Banking Growing private bank that targets wealthy individuals Asset management and trust focus Brokerage services through branch network Focused on low-cost deposits, private banking, and asset management Wealth Management Largest, most developed business unit, drives company performance +9.3% CAGR in commercial loans since 2002 Lending and depository services to middle-market companies with revenues ranging from $5 to $100mm 81 calling officers with 20+ years average experience Treasury management products for companies of all sizes Focused on treasury management, low-cost deposits, leasing, cross-selling wealth management products Commercial Banking Principal lines of business Chicago MSA – 87 branches Branches strategically located in Chicago MSA have access to ~80% of middle-market companies Source: Company management, SNL Financial Note: Business line financial data as of December 31, 2011

Company Strategy Focus on profitable growth in our key lines of business. Accelerate growth of our fee business revenue/profits. Promising areas include: Leasing Wealth Management Capital Markets International Services Card Services Continue to optimize balance sheet to improve long-term profitability. Improve an already strong deposit base. Increase deposit customer “stickiness.” Keep funding cost among the lowest in the market. Control expenses. Keep the ratio of net non-interest expense to average assets at the low end of our peers. 4

Asset Quality Statistics 5 Source: Company filings, SNL Financial NPL composition December 31, 2011 Asset quality ratios December 31, 2011 December 31, 2010 Non-performing loans to total loans 2.2% 5.5% Non-performing assets to total assets 2.1% 4.2% Allowance for loan losses to non-performing loans 98.0% 53.0% Quarterly Non-performing Trends (Dollars in Millions) Reflects loan sale, but NPLs would have decreased in the quarter even without the sale

MB has achieved steady growth in PTPP operating earnings despite challenging market conditions…

Pre-tax, pre-provision operating earnings - FTE / average assets[1] (%)


1.64
1.69
1.53
1.49
1.58
1.28
1.35
1.36
1.97
1.55
1.94
1.65
2006
2007
2008
2009
2010
2011

Net interest margin - FTE (%)


3.52
3.49
3.33
3.24
3.16
2.99
2.97
3.04
3.83
3.51
3.90
3.51
2006
2007
2008
2009
2010
2011

Asset yields (%)


6.88
6.90
7.01
7.05
5.80
5.80
4.59
5.00
4.82
4.82
4.59
4.54
2006
2007
2008
2009
2010
2011

Cost of funds (%)


3.36
3.51
3.67
3.87
2.66
2.86
1.67
1.73
0.99
1.13
0.70
0.90
2006
2007
2008
2009
2010
2011

Core fee income / total revenue - FTE (%)


24
25
26
24
26
26
24
25
24
23
26
24
2006
2007
2008
2009
2010
2011

Net non-interest expense / average assets[2] (%)


1.31
1.53
1.26
1.51
1.22
1.56
1.33
1.44
1.37
1.71
1.46
1.59
2006
2007
2008
2009
2010
2011

MBFI | Chicago Peers Median

Source: Company filings, SNL Financial
Note: Chicago peers consist of public banks headquartered in Chicago MSA with assets between $1.9bn and $16.0bn at December 31, 2011 and include: First Midwest, Old Second, PrivateBancorp, Taylor Capital, Wintrust
[1] Pre-tax, pre-provision operating earnings = net income before taxes, on a fully tax equivalent basis, excluding credit loss provision, non-core other income plus tax equivalent adjustment on the increase in cash surrender value of life insurance and non-core other expense
[2] Net non-interest expense/average assets = (core other expense – core other income plus tax equivalent adjustment on the increase in cash surrender value of life insurance)/average assets

6

MB Financial has maintained stronger capital levels than peers 7 Source: Company filings, SNL Financial Note: Chicago peers consist of median data for public banks headquartered in Chicago MSA with assets between $1.9bn and $16.0bn in 2011 and include: First Midwest, Old Second, PrivateBancorp, Taylor Capital, Wintrust TCE / TA (%) Tier I Ratio (%) Total Capital Ratio (%) TCE / RWA (%) MBFI Chicago Peers Median 5.9 6.3 5.6 6.2 7.5 8.4 5.8 5.9 4.6 5.5 7.3 7.6 2006 2007 2008 2009 2010 2011 7.5 7.4 7.1 8.8 10.9 12.5 7.4 7.3 5.4 6.5 8.8 9.2 2006 2007 2008 2009 2010 2011 11.8 11.6 14.1 15.5 17.8 19.4 11.6 11.6 13.1 13.6 14.0 14.0 2006 2007 2008 2009 2010 2011 10.5 9.8 12.1 13.5 15.8 17.4 9.9 9.6 10.9 11.4 12.3 11.8 2006 2007 2008 2009 2010 2011

8 Source: Company filings, SNL Financial Note: Chicago peers consist of median data for public banks headquartered in Chicago MSA with assets between $1.9bn and $16.0bn at December 31, 2011 and include: First Midwest, Old Second, PrivateBancorp, Taylor Capital, Wintrust NPAs / Assets (%) Reserves/Loans (%) Reserves / NPLs (%) Credit metrics better than local peers Reserves / Loans (%) NPLs / Loans (%) MBFI Chicago Peers Median 0.31 0.33 1.71 2.84 4.21 2.12 0.34 0.69 1.96 3.72 3.93 2.93 2006 2007 2008 2009 2010 2011 275 266 99 65 53 98 245 141 61 62 63 83 2006 2007 2008 2009 2010 2011 1.19 1.16 2.31 2.71 2.90 2.13 1.14 1.16 1.78 2.71 2.75 2.18 2006 2007 2008 2009 2010 2011 0.43 0.44 2.34 4.16 5.48 2.17 0.49 0.86 2.71 4.41 4.55 3.03 2006 2007 2008 2009 2010 2011

9 Skilled Acquirer Thirteen acquisitions since 2000 Disciplined financial analyses focused on: Internal rates of return Returns on invested capital Long-term per share earnings accretion Long track record of successful and rapid employee, customer, and systems integrations Ability to manage multiple integrations simultaneously Branch network size and location makes acquired branch consolidations more likely resulting in enhanced expense savings opportunities Separate dedicated asset management team for FDIC-assisted transactions Company culture suited for acquisitions

Track record of being a disciplined acquirer and experienced integrator

2001

MidCity Financial (Chicago, IL)
- April 19, 2001
- $275mm all stock
- Merger of equals
- Combined assets and deposits of $3,465mm and $2,822mm, respectively

First Lincolnwood (Lincolnwood, IL)
- December 27, 2001
- $35mm all cash
- Acquired $227mm in assets and $183mm in deposits

2002

LaSalle Systems Leasing, Inc.
- July 22, 2002
- $31mm cash, $5mm MBFI stock, $4mm in deferred payments

South Holland Bancorp (South Holland, IL)
- November 1, 2002
- $93mm all cash
- Acquired $532mm in assets and $454mm in deposits

2004

First SecurityFed Financial (Chicago, IL)
- January 9, 2004
- $67mm in stock; $73mm cash
- Acquired $501mm in assets and $314mm in deposits

2006

First Oak Brook Bancshares (Oak Brook, IL)
- May 1, 2006
- $297mm in stock; $74mm cash
- Acquired $2,362mm in assets and $1,914mm in deposits

2008

Cedar Hill Associates, LLC (Chicago, IL)
- April 18, 2008
- Asset management firm with approximately $960mm in assets under management
- Acquired 80% interest

2009

Heritage Community Bank (Glenwood, IL)
- February 27, 2009
- FDIC-assisted transaction
- Entered into a loss-sharing agreement with the FDIC on all purchased assets
- Acquired $158mm in loans (net of discount) and $209mm in core deposits

InBank (Oak Forest, IL)
- September 4, 2009
- FDIC-assisted transaction
- Acquired $101mm in loans (net of discount) and $122mm in core deposits

Corus Bank (Chicago, IL)
- September 11, 2009
- FDIC-assisted transaction
- Acquired $6.5bn in deposits, of which MB Financial plans to retain $1.6bn - $2.0bn of core local deposits

Benchmark Bank (Aurora, IL)
- December 4, 2009
- FDIC-assisted transaction
- Entered into a loss-sharing agreement with the FDIC on all purchased assets
- Acquired $104mm in loans (net of discount) and $95mm in core deposits

2010

Broadway Bank (Chicago, IL)
- April 23, 2010
- FDIC-assisted transaction
- Entered into a loss-sharing agreement with the FDIC on all purchased assets
- Acquired $786mm in loans (net of discount) and $202mm in core deposits

New Century Bank (Chicago, IL)
- April 23, 2010
- FDIC-assisted transaction
- Entered into a loss-sharing agreement with the FDIC on all purchased assets
- Acquired $407mm in loans (net of discount) and $270mm in core deposits

Source: Company filings
Note: Transaction dates indicate announcement date

10

Summary Premier middle-market franchise in Chicago MSA Strong operating earnings and performance metrics Well-positioned for opportunistic acquisitions Strong liquidity and capital position Improved and improving asset quality Strong and experienced management team 11

Appendix 12

Non-GAAP Disclosure Reconciliations This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). These measures include net interest margin on a fully tax equivalent basis; core fee income; total revenue on a fully tax equivalent basis; ratio of core fee income to total revenue on a fully tax equivalent basis; pre-tax, pre-provision operating earnings on a fully tax equivalent basis; ratio of net non-interest expense to average assets and ratio of pre-tax, pre-provision operating earnings on a fully tax equivalent basis to risk-weighted assets and average assets, with net gains and losses on securities available for sale, net gains and losses on sale of other assets, net gain on sale of loans held for sale, net gains and losses on other real estate owned, acquisition related gains and increase (decrease) in market value of assets held in trust for deferred compensation excluded from the non-interest income components of these ratios and from the calculations of core fee income and pre-tax, pre-provision operating earnings, the FDIC special assessment expense, contributions to MB Charitable Foundation, executive separation agreement expense, unamortized issuance costs related to redemption of trust preferred securities, impairment charges and increase (decrease) in market value of assets held in trust for deferred compensation excluded from the non-interest expense components of these ratios and from the calculation of pre-tax, pre-provision operating earnings and the tax equivalent adjustment for tax-exempt interest income and increase in cash surrender value of life insurance included in the net interest income and non-interest income components of these ratios and from the calculation of pre-tax, pre-provision operating earnings; and ratios of tangible common equity to risk weighted assets and tangible common equity to tangible assets. Our management uses these non-GAAP measures, together with the related GAAP measures, in its analysis of our performance and in making business decisions. Management also uses these measures for peer comparisons. The tax equivalent adjustments to net interest margin, pre-tax, pre-provision operating earnings, other income and total revenue recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that others within the banking industry present these measures on a fully tax equivalent basis, and accordingly believes that providing these measures may be useful for peer comparison purposes. Management believes that pre-tax, pre-provision operating earnings are a useful measure in assessing our operating performance, particularly during times of economic stress. In recent periods, our results of operations have been negatively impacted by adverse economic conditions, as seen in our elevated levels of loan charge-offs and provision for credit losses. Management believes that measuring earnings before the impact of the provision for credit losses makes our financial data more comparable between reporting periods so that investors can better understand our operating performance trends. Management also believes that this is a standard figure used in the banking industry to measure performance. Management believes that core and non-core other (fee) income and other expense are useful in assessing our operating performance and in understanding the primary drivers of our other (fee) income and other expense when comparing periods. 13

Non-GAAP Disclosure Reconciliations Management also believes that by excluding net gains and losses on securities available for sale, net gains and losses on sale of other assets, net gain on sale of loans held for sale, net gains and losses on other real estate owned, acquisition related gains and increase (decrease) in market value of assets held in trust for deferred compensation from the non-interest income components and excluding the FDIC special assessment expense, contributions to MB Charitable Foundation, executive separation agreement expense, unamortized issuance costs related to redemption of trust preferred securities, impairment charges and increase (decrease) in market value of assets held in trust for deferred compensation from the other non-interest expense components of the ratio of annualized net non-interest expense to average assets and pre-tax, pre-provision operating earnings to risk-weighted assets and average assets as well as the calculation of pre-tax, pre-provision operating earnings, and, in the case of the income-related items, the calculation of core fee income, this information better reflects our operating performance, as the excluded items do not pertain to our core business operations and their exclusion makes this information more meaningful when comparing our operating results from period to period. The ratios of tangible common equity to tangible assets and tangible common equity to risk-weighted assets exclude goodwill and other intangible assets, net of tax benefits, in determining tangible assets and tangible common equity. Management believes that the presentation of these measures excluding the impact of such items provides useful supplemental information that is helpful in understanding our financial results, as they provide a method to assess management’s success in utilizing our tangible capital as well as our capital strength. Management also believes that providing measures that exclude balances of goodwill and other intangible assets, which are subjective components of valuation, facilitates the comparison of our performance with the performance of our peers. In addition, management believes that these are standard financial measures used in the banking industry to evaluate performance. The non-GAAP disclosures contained herein should not be viewed as substitutes for the results determined to be in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. The following table reconciles net interest margin on a fully tax equivalent basis to net interest margin for the periods presented: 14 Net interest margin 2006 2007 2008 2009 2010 2011 Net interest margin 3.41% 3.22% 3.03% 2.85% 3.72% 3.75% Plus: tax equivalent effect 0.11% 0.11% 0.13% 0.12% 0.11% 0.15% Net interest margin, fully tax equivalent 3.52% 3.33% 3.16% 2.97% 3.83% 3.90%

Non-GAAP Disclosure Reconciliations (continued) The following table presents a reconciliation of tangible common equity to common stockholders’ equity (in thousands): 15 $ 792,068 $ 740,760

Non-GAAP Disclosure Reconciliations (continued) The following table presents a reconciliation of tangible assets to total assets (in thousands): 16 $ 9,426,832 $ 9,910,442

Non-GAAP Disclosure Reconciliations (continued)

Net Non-interest Expense to Average Assets Calculation (in thousands)

	2006	2007	2008	2009	2010	2011
Non-interest expense	$ 152,218	$ 191,506	$ 183,390	$ 223,750	$ 258,776	$ 269,633
Adjustment for FDIC special assessment	-	-	-	3,850	-	-
Adjustment for contributions to MB Financial Charitable Foundation	-	4,500	-	-	-	-
Adjustment for executive separation agreement expense	-	5,908	-	-	-	-
Unamortized issuance costs related to redemption of trust preferred securities	-	1,914	-	-	-	-
Adjustment for impairment charges	-	-	-	4,000	-	1,594
Adjustment for increase (decrease) in market value of assets held in trust for deferred compensation	493	609	(1,657)	710	562	(40)
Non-interest expense - as adjusted	151,725	178,575	185,047	215,190	258,214	268,079
Other income	64,376	83,528	80,393	127,154	185,756	109,106
Less net (losses) gains on securities available for sale	(445)	(3,744)	1,130	14,029	18,648	640
Less net gains (losses) on sale of other assets	860	10,097	(1,104)	(13)	630	283
Less net gain on sale of loans held for sale	-	-	-	-	-	1,790
Less net gains (losses) on other real estate owned	222	140	455	(429)	(9,284)	(13,613)
Less acquisition related gains	-	-	-	28,547	62,649	-
Less increase (decrease) in market value of assets held in trust for deferred compensation	493	609	(1,657)	710	562	(40)
Other income - as adjusted	63,246	76,426	81,569	84,310	112,551	120,046
Less tax equivalent adjustment on the increase in cash surrender value of life insurance	2,134	2,694	2,853	1,324	1,893	2,357
Net non-interest expense	$ 86,345	$ 99,455	$ 100,625	$ 129,556	$ 143,770	$ 145,676
Average assets	6,602,070	7,910,610	8,240,344	9,777,288	10,506,028	9,956,133
Net non-interest expense to average assets	1.31%	1.26%	1.22%	1.33%	1.37%	1.46%

17

mb

Non-GAAP Disclosure Reconciliations (continued)

Pre-Tax, Pre-Provision Operating Earnings (in thousands)

	2006	2007	2008	2009	2010	2011
Income (loss) before income taxes	$ 90,237	$ 85,015	$ (7,830)	$ (77,844)	$ 20,552	$ 43,996
Provision for credit losses	10,100	19,313	125,721	231,800	246,200	120,750
Pre-tax, pre-provision earnings	100,337	104,328	117,891	153,956	266,752	164,746
Tax equivalent adjustment on tax-exempt interest income	6,191	7,728	9,890	10,625	10,458	13,188
Tax equivalent adjustment on the increase in cash surrender value of life insurance	2,134	2,694	2,853	1,324	1,893	2,357
Pre-tax, pre-provision earnings on a fully tax equivalent basis	108,662	114,750	130,634	165,905	279,103	180,291
Non-core other income						
Net gains (losses) on other real estate owned	222	140	455	(429)	(9,284)	(13,613)
Net (losses) gains on securities available for sale	(445)	(3,744)	1,130	14,029	18,648	640
Net gain (loss) on sale of other assets	860	10,097	(1,104)	(13)	630	283
Net gain on sale of loans held for sale	-	-	-	-	-	1,790
Acquisition related gains	-	-	-	28,547	62,649	-
Increase (decrease) in market value of assets held in trust for deferred compensation	493	609	(1,657)	710	562	(40)
Total non-core other income	1,130	7,102	(1,176)	42,844	73,205	(10,940)
Non-core other expense						
FDIC special assessment	-	-	-	3,850	-	-
Contributions to MB Charitable Foundation	-	4,500	-	-	-	-
Executive separation agreement expense	-	5,980	-	-	-	-
Unamortized issuance costs related to redemption of trust preferred securities	-	1,914	-	-	-	-
Impairment charges	-	-	-	4,000	-	1,594
Increase (decrease) in market value of assets held in trust for deferred compensation	493	609	(1,657)	710	562	(40)
Total non-core other expense	493	13,003	(1,657)	8,560	562	1,554
Pre-tax, pre-provision operating earnings	$ 108,025	$ 120,651	$ 130,153	$ 131,621	$ 206,460	$ 192,785
Average Assets	$6,602,070	$7,910,610	$8,240,344	$9,777,288	$10,506,028	$ 9,956,133
Annualized pre-tax, pre-provision operating earnings to average assets	1.64%	1.53%	1.58%	1.35%	1.97%	1.94%

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Non-GAAP Disclosure Reconciliations (continued) 19 Core fee income (in thousands) 2006 2007 2008 2009 2010 2011 Other income 64,376 $ 83,528 $ 80,393 $ 127,154 $ 185,756 $ 109,106 $ Less net (losses) gains on securities available for sale (445) (3,744) 1,130 14,029 18,648 640 Less net gains (loss) on sale of other assets 860 10,097 (1,104) (13) 630 283 Less net gain on sale of loans held for sale (A) - - - - - 1,790 Less (losses) net gains on other real estate owned (B) 222 140 455 (429) (8,511) (9,971) Less (losses) net gains on other real estate owned related to FDIC transactions (B) - - - - (773) (3,642) Less acquisition related gains - - - 28,547 62,649 - Less increase (decrease) in market value of assets held in trust for deferred compensation (A) 493 609 (1,657) 710 562 (40) Core fee income 63,246 $ 76,426 $ 81,569 $ 84,310 $ 112,551 $ 120,046 $ The following letters denote the corresponding line items where these non-core other income items reside in the consolidated statements of income: (A) - Other operating income (B) - Net loss recognized on other real estate owned

Non-GAAP Disclosure Reconciliations (continued) 20 Total revenue, fully tax equivalent reconciliation (in thousands) 2006 2007 2008 2009 2010 2011 Net interest income 188,179 $ 212,306 $ 220,888 $ 250,552 $ 339,772 $ 325,273 $ Plus: tax equivalent effect 6,191 7,728 9,890 10,625 10,458 13,188 Net interest income, fully tax equivalent 194,370 220,034 230,778 261,177 350,230 338,461 Core fee income 63,246 76,426 81,569 84,310 112,551 120,046 2,134 2,694 2,853 1,324 1,893 2,357 Total revenue, fully tax equivalent 259,750 $ 299,154 $ 315,200 $ 346,811 $ 464,674 $ 460,864 $ Core fee income to total revenue, fully tax equivalent 24% 26% 26% 24% 24% 26% Plus: tax equivalent adjustment on the increase in cash surrender value of life insurance

Mitchell Feiger, President and Chief Executive Officer Jill E. York, Vice President and Chief Financial Officer February 2012 NASDAQ: MBFI Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MB Financial, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 28th day of February, 2012.

MB FINANCIAL, INC.

By:	/s/ Jill E. York
Jill E. York

Vice President and Chief Financial Officer

(Principal Financial and Principal Accounting Officer)

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